Exhibit 10.13


                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------

         This Employment Agreement ("Agreement") is made and entered into as of the _____ day of August, 2006 ("Effective Date"), by and between Provident Bank, a savings bank organized and existing under the laws of the United States of America and having its executive offices at 400 Rella Boulevard, Montebello, New York 10901 ("Bank"), and Stephen G. Dormer ("Executive"). The Bank is the wholly-owned subsidiary of Provident New York Bancorp ("Company").

                                   WITNESSETH:

         WHEREAS, Executive currently serves as an executive officer of the Bank; and

         WHEREAS, the Bank considers the continued availability of Executive's services to be important to the successful management and conduct of the Bank's business and desires to secure for itself the continued availability of his services; and

         WHEREAS, Executive is willing to continue to make his services available to the Bank on the terms and conditions set forth herein, such that both the Bank and the Executive agree that the prior employment agreement among the Bank, the Company and the Executive dated January 31, 1999 is superseded in its entirety by this Agreement and the execution of this Agreement will not entitle the Executive to any payments under such prior agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the Bank and Executive hereby agree as follows:

         1. Employment. The Bank hereby agrees to continue the employment of the
            ----------
Executive and the Executive hereby agrees to continue such employment, during the period and upon the terms and conditions set forth in this Agreement. All actions that may be undertaken by the Bank with respect to the Executive's employment with the Bank pursuant to this Agreement may be undertaken by the Chief Executive Officer of the Bank ("CEO"), provided that the CEO shall report such actions to the Bank's Board of Directors ("Board") and such actions shall be subject to ratification by the Board in accordance with the Bank's by-laws.

         2. Employment Period.
            -----------------

         (a) Two  Year  Contract;  Daily  Renewal.  The  Executive's  period  of
             ------------------------------------
employment with the Bank ("Employment Period") shall begin on the Effective Date and shall renew daily such that the remaining unexpired term of the Agreement shall be twenty-four (24) months, until the date that the Bank gives the Executive written notice of non-renewal ("Non-Renewal Notice"). The Employment Period shall end on the date that is twenty-four (24) months after the date of the Non-Renewal Notice, unless that parties agree that the Employment Period shall end on an earlier date. Notwithstanding the preceding provisions of this
Section 2(a), the Employment Period under this Agreement shall automatically terminate on the last day of the calendar month in which the Executive attains age 65.

         (b) Annual Performance Evaluation.  On either a fiscal year or calendar
             -----------------------------
year basis, (consistently applied from year to year), the Bank shall conduct an annual evaluation of the Executive's performance, unless notice of non-renewal has been given. The annual performance evaluation proceedings shall be included in the minutes of the Board meeting that next follows such annual performance review.

         (c) Continued  Employment  Following  Termination of Employment Period.
             ------------------------------------------------------------------
Nothing in this Agreement shall mandate or prohibit a continuation of the Executive's employment following the expiration of the Employment Period upon such terms and conditions as the Bank and the Executive may mutually agree.

         3. Duties.
            ------

         (a) Title; Reporting  Responsibility.  The Executive shall serve as the
             --------------------------------
Executive Vice President, Commercial Lending and Strategic Planning of the Bank, with power, authority and responsibility commensurate with those of a senior officer. The Executive shall directly report to the CEO.

         (b) Time Commitment.  The Executive shall devote his full business time
             ---------------
and attention to the business and affairs of the Bank and shall use his best efforts to advance the interests of the Bank.

         4. Annual Compensation.
            -------------------

         (a) Base Salary.
             ----------

                  (i) Annual Salary. In consideration for the services performed
                      -------------
by the Executive under this Agreement, the Bank shall pay to the Executive an annual salary ("Base Salary"). The Base Salary shall be paid in approximately equal installments in accordance with the Bank's customary payroll practices. The Bank shall review the Executive's Base Salary at least annually for possible upward adjustment, but the Executive's Base Salary shall not be reduced without the Executive's consent. For the fiscal year that began on October 1, 2005, the Executive's Base Salary is $210,000.

                  (ii) Automatic  Adjustment  Following a Change in Control. For
                       ----------------------------------------------------
each calendar year that begins on or after the date on which a Change in Control (as defined in Section 9) occurs, and continuing through the remainder of the Employment Period, the Executive's Base Salary shall automatically increase by the greater of (1) six percent (6%) or (2) the average annual rate of base salary increases provided for the immediately preceding calendar year to individuals employed by the Bank at the level of assistant vice president or above (but excluding the Executive from the determination of such average).

         (b)  Incentive  Compensation.   The  Executive  shall  be  eligible  to
              -----------------------
participate in any bonus and incentive compensation programs established by the Bank from time to time for senior executive officers, including the Bank's Executive Officer Management Incentive Program. Such compensation shall be referred to herein as "Incentive Compensation". For the fiscal year that ended on September 30, 2005, the Executive received Incentive Compensation of $28,300.

         (c) Equity Compensation. The Executive shall be eligible to participate
             -------------------
in any equity compensation programs established by the Bank from time to time for senior executive officers, including, but not limited to, the 2004 Stock Incentive Plan.

         (d) Employee Benefit Plans; Paid Time Off
             -------------------------------------

                  (i) Benefit Plans. During the Employment Period, the Executive
                      -------------
shall be an employee of the Bank and shall be entitled to participate in the Bank's (i) tax-qualified retirement plans, (i.e., the defined benefit plan, 401(k) plan and ESOP); (ii) nonqualified retirement plans (i.e., the Supplemental Executive Retirement Plan); (iii) group life, health and disability insurance plans; and (iv) any other employee benefit plans and programs in accordance with the Bank's customary practices, provided he is a member of the class of employees authorized to participate in such plans or programs.

                  (ii) Paid Time  Off.  The  Executive  shall be  entitled  to a
                       --------------
minimum of four (4) weeks of paid vacation time each year during the Employment Period (measured on a fiscal or calendar year basis, in accordance with the Bank's usual practices), as well as sick leave, holidays and other paid absences in accordance with the Bank's policies and procedures for senior executives. Any unused paid time off during an annual period shall expire at the end of that period, such that unused paid time off shall not be carried forward into the following year and the Executive shall not be compensated for unused paid time off.

         5. Outside Activities and Board Memberships
            ----------------------------------------

         During the term of this Agreement, the Executive shall not, directly or indirectly, provide services on behalf of any competitive financial institutions, any insurance company or agency, any mortgage or loan broker or any other competitive entity or on behalf of any subsidiary or affiliate of any such competitive entity, as an employee, consultant, independent contractor, agent, sole proprietor, partner, joint venturer, corporate officer or director; nor shall the Executive acquire by reason of purchase during the term of this Agreement the ownership of more than 5% of the outstanding equity interest in any such competitive entity. In addition, during the term of this Agreement, the Executive shall not, directly or indirectly, acquire a beneficial interest, or engage in any joint venture in real estate with the Bank. Subject to the foregoing, and to the Executive's right to continue to serve as an officer and/or director or trustee of any business organization as to which he was so serving on the Effective Date of this Agreement, the Executive may serve on boards of directors of unaffiliated corporations, subject to Board approval, which shall not be unreasonably withheld, and such services shall be presumed for these purposes to be for the benefit of the Bank. Except as specifically set forth herein, the Executive may engage in personal business and investment activities, including real estate investments and personal investments in the stocks, securities and obligations of other financial institutions (or their holding companies). Notwithstanding the foregoing, in no event shall the Executive's outside activities, services, personal business and investments materially interfere with the performance of his duties under this Agreement.

         6. Working Facilities and Expenses
            -------------------------------

         (a) Working Facilities.  The Executive's  principal place of employment
             ------------------
shall be at the Bank's principal executive office or at such other location upon which the Bank and the Executive may mutually agree.

         (b) Expenses.  The Bank shall  reimburse the Executive for his ordinary
             --------
and necessary business expenses and travel and entertainment expenses incurred in connection with the performance of his duties under this Agreement, upon presentation to the Bank of an itemized account of such expenses in such form as the Bank may reasonably require.

         7. Termination of Employment with Bank Liability
            ---------------------------------------------

         (a)  Reasons  for  Termination.  In  the  event  that  the  Executive's
              -------------------------
employment with the Bank shall terminate during the Employment Period on account of:

                  (i) The Executive's voluntary resignation from employment with the Bank within one year after any of the following events, such that the Executive's resignation shall be treated as a resignation for "Good Reason":

                           (A) the failure to re-appoint the Executive to the position set forth under Section 3;

                           (B) a material change in Executive's functions, duties, or responsibilities, including those with respect to the Company, which change would cause Executive's position to become one of lesser responsibility, importance, or scope, which the Bank fails to cure within 30 days following written notice thereof from the Executive;

                           (C) liquidation or dissolution of the Bank or the Company other than liquidations or dissolutions that are caused by reorganizations that do not affect the status of the Executive;

                           (D) a material breach of this Agreement by the Bank, which the Bank fails to cure within 30 days following written notice thereof from the Executive; or

                           (E) a Change in Control Date of the Bank as defined in Section 9; or

                  (ii) the discharge of the Executive by the Bank for any reason other than for "Cause" as defined in Section 8(a); or

                  (iii) the termination of the Executive's employment with the Bank as a result of the Executive's "total and permanent disability" which, for purposes of this Agreement, shall be determined by the Bank, based upon competent and independent medical evidence that the Executive's physical or mental condition is such that he is totally and permanently incapable of performing the essential tasks of his position hereunder, and, to the extent that any payments hereunder on account of disability are subject to
                           Section 409A of the Internal Revenue Code of 1986 ("Code"), "disability" shall have the meaning set forth in Code Section 409A and the regulations thereunder;

then the Bank shall provide the benefits and pay to the Executive the amounts provided for under Section 7(b).

                  (b) Severance  Pay.  Subject to the  limitations  set forth in
                      --------------
Sections 7(e) and (f) below, upon the termination of the Executive's employment with the Bank under circumstances described in Section 7(a) of this Agreement, the Bank shall pay to the Executive (or, in the event of the Executive's death after the event described in Section 7(a) has occurred, the Bank shall pay to the Executive's surviving spouse, beneficiary or estate) an amount equal to the following, provided that, in each case where an amount to be paid below is the "present value" of an amount, such "present value" shall be determined using a discount rate that is equal to the "applicable federal rate" published by the Internal Revenue Service for the month preceding the Executive's termination of employment:

                  (i) his earned but unpaid salary as of the date of his termination of employment with the Bank;

                  (ii) the benefits, if any, to which he is entitled as a former employee under the Bank's employee benefit plans;

                  (iii) continued group life and health insurance benefits which will provide the Executive with coverage for the remaining unexpired Employment Period equivalent to the coverage to which he would have been entitled if he had continued working for the Bank during the remaining unexpired Employment Period with the same Base Salary as was in effect on the date of his termination of employment;

                  (iv) within 60 days following his termination of employment, a lump sum payment, as liquidated damages, in an amount equal to the present value of the Base Salary that the Executive would have earned (but offset by any payments made under any short-term or long-term disability plan or program maintained by the Bank) if he had continued working for the Bank for the remaining unexpired Employment Period at his final rate of Base Salary;

                  (v) within 60 days following his termination of employment with the Bank, a lump sum payment in an amount equal to the excess, if any, of: (A) the present value of the benefits to which the Executive would be entitled under the Bank's Defined Benefit Pension Plan if he had the additional years of service that he would have had accrued if he had continued working for the Bank during the remaining unexpired Employment Period earning his final rate of Base Salary during that period, over (B) the present value of the benefits to which he is actually entitled under the Bank's Defined Benefit Pension Plan as of the date of his termination;

                  (vi) within 60 days following his termination of employment with the Bank, a lump sum payment in an amount equal to the present value of the Bank's contributions that would have been made on his behalf under the Bank's 401(k) Plan and Employee Stock Ownership Plan if the Executive had continued working for the Bank for the remaining unexpired Employment Period assuming (A) the Executive earned his final rate of Base Salary during that period; (B) made the maximum amount of employee contributions permitted, if any, under such plans; and (C) the Bank's contributions  are at  least  equal  to the  rate  of
                           contributions made in to the Plan during the plan year immediately preceding his termination of employment;

                  (vii) within 60 days following his termination of employment with the Bank, a lump sum payment in an amount equal to the excess, if any, of (A) the present value of the benefits to which he would be entitled under the Supplemental Executive Retirement Plan (and any other deferred compensation plan for management or highly compensated employees that are maintained by the Bank), if he had continued working for the Bank for the remaining unexpired Employment Period following his termination or employment earning his final rate of Base Salary during the remaining unexpired Employment Period, over (B) the present value of the benefits to which he is actually entitled under any such plan, as of the date of his termination of employment with the Bank;

                  (viii) within 60 days following his termination of employment with the Bank, a lump sum payment in an amount equal to two (2) times the average of the prior two (2) years incentive compensation earned or received by him under all Incentive Compensation plans or programs adopted and maintained by the Bank; and

                  (ix) stock options shall vest in accordance with the terms of the stock plan under which they were granted.

         (c)  Change  in  Control.   Notwithstanding  the  foregoing,  upon  the
              -------------------
termination of the Executive's employment with the Bank following a Change in Control, the Bank: (1) shall provide the employee benefits described in Section 7(b)(iii) for a period of thirty-six (36) months following the termination of employment date; (2) shall pay the Executive (or in the event of his death, to his surviving spouse or such other beneficiary as the Executive may designate in writing, or if there is neither, to his estate), the amounts described in Sections 7(b)(iv) through 7(b)(viii) above as if the "remaining unexpired Employment Period" under the Agreement is thirty-six (36) months from the termination of employment date; and (3) shall credit the Executive with full vesting of all stock or stock-based awards granted to the Executive under any plan adopted by the Bank or the Company.

         (d)  Damages.  The Bank and the  Executive  hereby  stipulate  that the
              -------
damages which may be incurred by the Executive following any such termination of employment are not capable of accurate measurement as of the effective date of this Agreement and that such liquidated damages constitute reasonable damages under the circumstances.

         (e) OTS Limitation on Severance Pay.  Notwithstanding the foregoing, to
             -------------------------------
the extent required by regulations or interpretations of the Office of Thrift Supervision, all severance payments under the Agreement shall be reduced not to exceedthree (3) times the Executive's average annual compensation (as defined in such regulations or interpretations) over the most recent five (5) taxable years.

         (f) Section 409A  Limitation  on  Severance  Pay.  Notwithstanding  the
             --------------------------------------------
foregoing, to the extent required by Internal Revenue Code section 409A and the regulations thereunder, if the Executive is a "specified employee" (i.e., a "key employee" within the meaning of Code Section 416(i) without regard to paragraph 5 thereof), the severance payments described in 7(b)(iv) through (viii) shall be made to him immediately following the expiration of six (6) months following his "separation from service" (as defined in Code Section 409A and the regulations thereunder) with interest determined using the "applicable federal rate" published by the Internal Revenue Service for the month preceding the Executive's termination of employment.

         8. Termination without Bank Liability
            ----------------------------------

         (a) Termination for Cause.
             ---------------------

                  (i) The Bank may terminate the Executive's employment at any time, but any termination other than termination for "cause," as defined herein, shall not prejudice the Executive's right to compensation or other benefits under the Agreement. The Executive shall have no right to receive compensation or other benefits for any period after termination for "cause." Termination for "cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, breach of the Bank's Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the reputation of the Company or the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Company or Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract. The Bank shall furnish the Executive with a statement of the grounds for termination for cause and shall afford the Executive a reasonable opportunity to refute the grounds for the proposed termination.

                  (ii) For purposes of this Section, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Bank. Any act, or failure to act, based upon the direction of the CEO or based upon the advice of counsel for the Bank shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Bank.

         (b) Death;  Voluntary Resignation Without Good Reason;  Retirement.  In
             --------------------------------------------------------------
the event that the Executive's employment with the Bank shall terminate during the Employment Period on account of any of the reasons set forth in this Section 8(b), then the Bank shall have no further obligations under this Agreement, other than the payment to the Executive of his earned but unpaid salary as of the date of the termination of his employment, and the provision of such benefits, if any, to which he is entitled as a former employee under the Bank's employee benefit plans and programs and compensation plans and programs. Termination of employment under this Section 8(b) shall mean termination of employment due to the following events:

                  (i)      The Executive's death;

                  (ii) The Executive's voluntary resignation from employment with the Bank for any reason other than the "Good Reasons" specified in Section 7(a)(i); or

                  (iii) The Executive's "retirement" (i.e., "retirement" is not a "Good Reason" termination as described in
                           Section 7(a)(i) that would entitle the Executive to severance benefits under Section 7(b)).

         9. Change in Control
            -----------------

         (a) Except for payments that are subject to Code Section 409A, for purposes of this Agreement, the term "Change in Control" shall mean:

                  (i) a change in control of a nature that would be required to be reported in response to Item 5.01(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

                  (ii) a change in control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

                  (iii) any of the following events, upon which a Change in Control shall be deemed to have occurred:

                                    (A) any  "person"  (as  the  term is used in
                           Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or

                                    (B)  individuals who constitute the Board on
                           the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this subsection (B), considered as though he were a member of the Incumbent Board; or

                                    (C)  a  plan  of   reorganization,   merger,
                           consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the surviving institution; or

                                    (D) a proxy  statement is issued  soliciting
                           proxies from stockholders of the Company by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or

                                    (E) a  tender  offer is made for 25% or more
                           of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         (b) With  respect to any  payments  hereunder  that are subject to Code
Section 409A, "Change in Control" shall mean (i) a change in the ownership of the Bank or the Company, (ii) a change in the effective control of the Bank or Company, or (iii) a change in the ownership of a substantial portion of the assets of the Bank or Company, as described below.

                  (1) A change in ownership occurs on the date that any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulations section 1.409A-3(g)(5)(v)(B)), acquires ownership of stock of the Bank or Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation.

                  (2) A change in the effective control of the Bank or Company occurs on the date that either (i) any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulations section 1.409A-3(g)(5)(vi)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Bank or Company possessing 35% or more of the total voting power of the stock of the Bank or Company, or (ii) a majority of the members of the Bank's or Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Bank's or Company's board of directors prior to the date of the appointment or election, provided that this subsection 9(b)(2) is inapplicable where a majority shareholder of the Bank or Company is another corporation.

                  (3) A change in a substantial portion of the Bank's or Company's assets occurs on the date that any one person or more than one person acting as a group (as defined in Proposed Treasury Regulations section 1.409A-3(g)(5)(vii)(C)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Bank or Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of (i) all of the assets of the Bank or Company, or (ii) the value of the assets being disposed of, either of which is determined without regard to any liabilities associated with such assets. For all purposes of this subsection 9(b), the definition of Change in Control shall be construed to be consistent with the requirements of Proposed Treasury Regulations section 1.409A-3(g)(5), except to the extent that such proposed regulations are superseded by subsequent guidance.

         (c) For purposes of this Agreement, the term "Change in Control Date" shall mean the first date during the Employment Period on which a Change in Control occurs. Anything in this Agreement to the contrary notwithstanding, if the Executive's employment with the Bank is terminated and if it is reasonably demonstrated by the Executive that such termination of Employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or anticipation of a Change in Control, then for all purposes of this Agreement the "Change in Control Date" shall mean the date immediately prior to the date of such termination of employment.

         10.  Confidentiality.  Unless he obtains prior written consent from the
              ---------------
Bank, the Executive shall keep confidential and shall refrain from using for the benefit of himself, or any person or entity other than the Bank, the Company or any entity which is a subsidiary or affiliate of the Bank or the Company or of which the Bank or the Company is a subsidiary or affiliate, any material document or information obtained from the Bank, the Company or from any of their respective parents, subsidiaries or affiliates, in the course of his employment with any of them concerning their properties, operations or business (unless such document or information is readily ascertainable from public or published information or trade sources or has otherwise been made available to the public through no fault of his own) until the same ceases to be material (or becomes so ascertainable or available); provided, however, that nothing in this Section shall prevent the Executive, with or without the Bank's or the Company's consent, from participating in or disclosing documents or information in connection with any judicial or administrative investigation, inquiry or proceeding to the extent that such participation or disclosure is required under applicable law.

         11. Non-Solicitation; Non-Competition; Post-Termination Cooperation.
             ---------------------------------------------------------------

         (a) The Executive hereby covenants and agrees that, for a period of one year following his termination of employment with the Bank, he shall not, without the prior written consent of the Bank, either directly or indirectly:

                  (i) solicit, offer employment to, or take any other action intended (or that a reasonable person acting in like circumstances would expect) to have the effect of causing any officer or employee of the Bank, the Company or any of their respective subsidiaries or affiliates to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any business whatsoever that competes with the business of the Bank or the Company or any of their direct or indirect subsidiaries or affiliates or has headquarters or offices within the counties in which the Bank or the Company has business operations or has filed an application for regulatory approval to establish an office;

                  (ii)  become  an  officer,  employee,  consultant,   director,
independent contractor, agent, sole proprietor, joint venturer, greater than 5% equity-owner or stockholder, partner or trustee of any savings bank, savings and loan association, savings and loan holding company, credit union, bank or bank holding company, insurance company or agency, any mortgage or loan broker or any other entity competing with the Bank or its affiliates in the same geographic locations where Provident Bank or its affiliates has material business interests; provided, however, that this restriction shall not apply if the Executive's employment is terminated following a Change in Control ; or

                  (iii) solicit, provide any information, advice or recommendation or take any other action intended (or that a reasonable person acting in like circumstances would expect) to have the effect of causing any customer of the Bank or the Company to terminate an existing business or commercial relationship with the Bank or the Company.

         (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Bank and/or the Company, as may reasonably be required by the Bank and/or the Company, in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party; provided, however, that Executive shall not be required to provide information or assistance with respect to any litigation between the Executive and the Bank, the Company or any of its subsidiaries or affiliates.

         (c) All payments and benefits to the Executive under this Agreement shall be subject to the Executive's compliance with this Section. The parties hereto, recognizing that irreparable injury will result to the Bank, its business and property in the event of the Executive's breach of this Section, agree that, in the event of any such breach by the Executive, the Bank will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by the Executive and all persons acting for or with the Executive. The Executive represents and admits that the Executive's experience and capabilities are such that the Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Bank, and that the enforcement of a remedy by way of injunction will not prevent the Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Bank and the Company from pursuing any other remedies available to them for such breach or threatened breach, including the recovery of damages from the Executive.

         12. Additional Termination and Suspension Provisions
             ------------------------------------------------

         (a) If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. 1818(e)(3) and (g)(1)), all obligations of the Bank under this Agreement shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all of the compensation withheld while the Bank's obligations under this Agreement were suspended and (ii) reinstate (in whole) any of the Bank's obligations which were suspended, and in exercising such discretion, the Bank shall consider the facts and make a decision promptly following such dismissal of charges and act in good faith in deciding whether to pay any withheld compensation to the Executive and to reinstate any suspended obligations of the Bank.

         (b) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. 1818 (e)(4) or (g)(1)), all obligations of the bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties shall not be affected.

         (c) If the Bank is in default, as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, as amended (12 U.S.C. 1813 (x)(1)), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the parties.

         (d) All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank, (i) by the Director of the OTS (the "Director") or his designee, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, as amended; or (ii) by the Director or his designee, at the time the Director or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the

Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (e) If any regulation applicable to the Bank shall hereafter be adopted, amended or modified or if any new regulation applicable to the Bank and effective after the date of this Agreement:

                  (i) shall require the inclusion in this Agreement of a provision not presently included in this Agreement, then the foregoing provisions of this Section shall be deemed amended to the extent necessary to give effect in this Agreement to any such amended, modified or new regulation; and

                  (ii) shall permit the exclusion of a limitation in this Agreement on the payment to the Executive of an amount or benefit provided for presently in this Agreement, then the foregoing provisions of this Section shall be deemed amended to the extent permissible to exclude from this Agreement any such limitation previously required to be included in this Agreement by a regulation prior to its amendment, modification or repeal.

         13.  Arbitration.  Any dispute or controversy arising out of, under, in
              -----------
connection with, or relating to this Agreement and any amendment hereof shall be submitted to binding arbitration before one arbitrator in Rockland County in accordance with the Commercial Arbitration Rules of the American Arbitration Association for expedited arbitration, and any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

         14. Indemnification and Insurance.
             -----------------------------

         (a) The Bank shall provide the Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at the Bank's expense, and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under applicable law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been an officer of the Bank (whether or not he continues to be an officer at the time of incurring such expenses or liabilities and for a period of six years following his termination of employment with the Bank), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements (such settlements must be approved by the CEO). Any such indemnification shall be made consistent with OTS Regulations and
Section 18(K) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1828(K), and the regulations issued thereunder in 12 C.F.R. Part 359.

         (b) Notwithstanding the foregoing, no indemnification shall be made by the Bank unless the Bank gives the OTS at least 60 days' notice of its intention to make such indemnification. Such notice shall state the facts on which the action arose, the terms of any settlement, and any disposition of the action by a court. Such notice, a copy thereof, and a certified copy of the resolution containing the required determination by the Board shall be sent to the Regional Director of the OTS, who shall promptly acknowledge receipt thereof. The notice period shall run from the date of such receipt. No such indemnification shall be made if the OTS advises the Bank in writing within such notice period, of its objection thereto.

         15.  Notices.  The persons or addresses to which mailings or deliveries
              -------
shall be made may change from time to time by notice given pursuant to the provisions of this Section. Any notice or other communication given pursuant to the provisions of this Section shall be deemed to have been given (i) if sent by messenger, upon personal delivery to the party to whom the notice is directed;
(ii) if sent by reputable overnight courier, one business day after delivery to such courier; (iii) if sent by facsimile, upon electronic or telephonic confirmation of receipt from the receiving facsimile machine and (iv) if sent by mail, three business days following deposit in the United States mail, properly addressed, postage prepaid, certified or registered mail with return receipt requested. All notices required or permitted to be given hereunder shall be addressed as follows:

If to the Executive:
                           ------------------------

                           ------------------------

                           ------------------------

If to the Bank:            Provident Bank
                           400 Rella Boulevard
                           Montebello, New York 10901
                           Attention: George Strayton,
                                      President & Chief Executive Officer


With a copy to:

                           Luse Gorman Pomerenk & Schick, PC
                           5335 Wisconsin Avenue, NW, Suite 400
                           Washington, DC 20015
                           Attention: John Gorman, Esq.

         16. Amendment. No modifications of this Agreement shall be valid unless
             ---------
made in writing and signed by the parties hereto.

         17. Miscellaneous.
             -------------

         (a) Successors and Assigns. This Agreement will inure to the benefit of
             ----------------------
and be binding upon the Executive, his legal representatives and estate and intestate distributees, and the Bank, its successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of the Bank may be sold or otherwise transferred. Any such successor of the Bank shall be deemed to have assumed this Agreement and to have become obligated hereunder to the same extent as the Bank, and the Executive's obligations hereunder shall continue in favor of such successor.

         (b) Severability.  A determination that any provision of this Agreement
             ------------
is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

         (c) Waiver.  Failure to insist upon strict  compliance  with any terms,
             ------
covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement  is  sought.  Any  waiver  or  relinquishment  or any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

         (d)  Counterparts.  This  Agreement  may be  executed  in  two or  more
              ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

         (e) Governing  Law. This  Agreement  shall be governed by and construed
             --------------
and enforced in accordance with the laws of the State of New York, without reference to conflicts of law principles, except to the extent governed by federal law in which case federal law shall govern. Any payments made to the Executive pursuant to this Agreement, or otherwise are subject to all applicable banking laws and regulations, including, without limitation, 12 USC 1828 (i) and any regulations promulgated thereunder.

         (f)  Headings  and  Construction.  The  headings  of  sections  in this
              ---------------------------
Agreement are for convenience of reference only and are not intended to qualify the meaning of any Section. Any reference to a Section number shall refer to a Section of this Agreement, unless otherwise specified.

         (g) Entire Agreement.  This instrument contains the entire agreement of
             ----------------
the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof, including without limitation, the employment agreement dated as of January 31, 1999 between the Executive and the Bank and the Company.

         (h) Source of Payments.  All payments  provided in this Agreement shall
             ------------------
be timely paid in cash or check from the general funds of the Bank.

         IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed and the Executive has hereunto set his hand, all as of the Effective Date specified above.

                                                  EXECUTIVE


                                                  /s/ Stephen G. Dormer
-------------------                               ------------------------------
Date                                              Stephen G. Dormer


                                                  PROVIDENT BANK


                                          By:     /s/ George Strayton
-------------------                               ------------------------------
Date                                              George Strayton, President and
                                                  Chief Executive Officer